Exhibit 99.3

INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The accompanying unaudited pro forma condensed consolidated financial statements present Staffing 360 Solutions, Inc. and Subsidiaries (“the “Company” or the “Purchaser”) and PeopleSERVE, Inc. (“PSI”) and PeopleSERVE PRS, Inc. (“PRS”) as follows: (i) unaudited pro forma condensed consolidated statements of operations for the year ended May 31, 2013 for Staffing 360 Solutions, Inc. and December 31, 2013 for PSI and PRS (ii) unaudited pro forma condensed consolidated statements of operations for the nine (9) months ended February 28, 2014 for Staffing Solutions and the nine (9) months ended April 26, 2014 for PSI and PRS and (iii) unaudited pro forma condensed consolidated balance sheet as of February 28, 2014 for Staffing 360 Solutions, Inc. and April 26, 2014 for PSI and PRS. The unaudited pro forma condensed consolidated statements of operations are presented as if the acquisition had occurred on June 1, 2012. The unaudited pro forma condensed consolidated balance sheet gives effect to the transaction as if it occurred on February 28, 2014. The pro forma condensed consolidated financial statements have been prepared as if the Company had similar year ends as PSI and PRS. The Company has determined adjustments, if any, to the pro forma unaudited condensed consolidated financial statements to a period within 93 days of each other, are not material.

The unaudited pro forma condensed consolidated financial information is based on estimates and assumptions, which are preliminary and subject to change, as set forth in the notes to such statements and which are provided for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of the financial position or operating results that would have been achieved had the merger been consummated as of the dates indicated, nor is it necessarily indicative of future financial position or operating results. This information should be read in conjunction with the historical financial statements and related notes of Staffing 360 Solutions, Inc., PSI and PRS included in this Form 8-K.

We anticipate that the acquisition will provide the Company the ability to integrate the business of PSI and PRS into the Company’s existing staffing business within the expected timeframe which would enable the Company to operate more effectively and efficiently and to create synergy hence lower costs of operations. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of increased revenues due to synergies or cost savings on operating expenses and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had the companies been combined during these periods.

The actual amounts recorded as of the completion of the acquisition may differ materially from the information presented in these unaudited pro forma condensed consolidated financial statements as a result of:

•	changes in the trading price for Staffing 360 Solutions, Inc.’s common stock;
•	net cash used or generated in PSI’s and PRS’s operations between the signing of the Stock Purchase Agreement and completion of the acquisition;
•	other changes in PSI’s and PRS’s net assets that occur prior to the completion of the acquisition, which could cause material changes in the information presented below;
•	changes in the financial results of the combined company; and
•	changes in the estimated fair value of the acquired intangible assets

1

The unaudited pro forma condensed consolidated financial statements are provided for informational purposes only. The unaudited pro forma condensed consolidated financial statements are not necessarily, and should not be assumed to be, an indication of the results that would have been achieved had the merger been completed as of the dates indicated or that may be achieved in the future. The preparation of the unaudited pro forma condensed consolidated financial statements and related adjustments required management to make certain assumptions and estimates. The unaudited pro forma condensed consolidated financial statements should be read together with:

•	the accompanying notes to unaudited pro forma consolidated financial information;
•	the audited financial statements of PSI and PRS for the years ended December 28, 2013 and December 29, 2012 and the notes relating thereto;
•	the unaudited consolidated financial statements of Staffing 360 Solutions, Inc. as of February 28, 2014 and the notes relating thereto;
•	the audited consolidated financial statements of Staffing 360 Solutions, Inc. for the year ended May 31, 2013 and the notes relating thereto;

•	the unaudited financial statements of PSI and PRS for the twelve months ended April 26, 2014 and the notes relating thereto;

The aggregate consideration paid by the Company to the Seller for the capital stock of the Acquired Companies was $7,951,000. The Company paid $6,764,000 (the “Purchase Price”), which was paid as follows at closing (which such Purchase Price may be adjusted pursuant to the Purchase Agreement): (i) cash in an amount equal to forty percent (40%) of the Purchase Price, or $2,706,000; (ii) restricted shares of the Company’s common stock (the “Common Stock”), equal in total value to twenty-five percent (25%) of the Purchase Price based on a fixed price of $1.50 per share, or 1,127,365 shares of Common Stock; and (iii) an unsecured promissory note with an initial principal amount equal to thirty-five percent (35%) of the Purchase Price, or $2,367,000. Subsequent to closing, the Company paid cash in the amount of $1,187,000 to the Seller for the agreed upon payment of net working capital (which such net working capital may be adjusted pursuant to the Purchase Agreement).

Acquisition of PSI and PRS:
Cash		$3,893,000

Note		2,367,000

Common Stock (1,127,365 shares @ $1.50/share)		1,691,000
Total Consideration		7,951,000

Acquired Assets:
PSI	$2,042,000
PRS	587,000

Acquired Liabilities:
PSI	572,000
PRS	277,000
Net assets acquired		1,780,000
EXCESS OF PURCHASE PRICE OVER NET ASSETS ACQUIRED		$6,171,000

Breakdown of Total:
Intangible		$795,000
Goodwill		5,376,000
TOTAL		$6,171,000

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STAFFING 360 SOLUTIONS, INC.

Pro Forma Consolidated Balance Sheets

(Unaudited)

	Staffing 360 Solutions, Inc.	PeopleSERVE, Inc.	PeopleSERVE PRS, Inc.
	(As of February 28, 2014)	(As of April 26, 2014)	(As of April 26, 2014)	Pro Forma Adjustments	Note Reference	Pro forma Consolidated

Assets
Current Assets:
Cash and cash equivalents	$844,198	$440,009	$311,123	$2,662,947	(1)	$365,526
				(3,892,751)	(2)	-
Accounts receivable, net	13,226,994	1,491,177	883,766	(98,395)	(12)	15,503,542
Other receivable	248,431	-	-	-		248,431
Prepaid expenses and other current assets	676,989	50,619	2,108	-		729,716
Deferred financing costs	-	-	-	185,553	(1)	185,553
Total Current Assets	14,996,612	1,981,805	1,196,997	(1,142,646)		17,032,768
Property and equipment, net	400,971	60,056	-	-		461,027
Goodwill	14,828,837	-	-	5,374,798	(2)	20,203,635
Intangible assets, net	3,752,264	-	-	795,126	(2)	4,547,390
Due from affiliate	-	-	26,766	(26,766)	(3)	-
Other assets	1,410,655	-	-	-		1,410,655
Total Assets	$35,389,339	$2,041,861	$1,223,763	$5,000,512		$43,655,475

Liabilities and Shareholders' Equity
Current Liabilities
Line of credit	$7,694,519	-	-	-		$7,694,519
Accounts payable and accrued expenses	3,406,382	571,820	664,103	(98,395)	(12)	4,543,910
Accounts payable - related parties	95,502	-	-	-		95,502
Accrued payroll and taxes	2,901,459	-	-	-		2,901,459
Convertible notes and bonds	1,655,000	-	-	2,421,225	(1)	4,076,225
Earn-out liability - short term	825,462	-	-	-		825,462
Accounts receivable financing	2,958,790	-	-	-		2,958,790
Loan pursuant to acquisitions	346,653	-	-	789,155	(2)	1,135,808
Other current liabilities	216,593	-	-	-		216,593
Due to affiliate	-	26,766	-	(26,766)	(3)	-
Total Current Liabilities	20,100,360	598,586	664,103	3,085,219		24,448,268

Promissory notes - long term	3,858,656	-	-	1,578,311	(2)	5,436,967
Earn-out liability - long term	2,059,344	-	-	-		2,059,344
Total Liabilities	26,018,360	598,586	664,103	4,663,530		31,944,579

Shareholders' Equity
Common Stock	275	100	1,000	(1,100)	(2)	289
				11	(2)
				3	(1)
Additional paid in capital	16,672,784	120,744	-	(120,744)	(2)	18,791,093
				1,691,037	(2)
				427,272	(1)
Other comprehensive loss	(17,575)	-	-	-		(17,575)
Accumulated Deficit	(7,284,505)	1,322,431	558,660	(1,881,091)	(2)	(7,284,505)
Total Shareholders' Equity	9,370,979	1,443,275	559,660	115,388		11,489,302
Non-controlling interest	-	-	-	221,594	(2)	221,594
Total Liabilities and Shareholders' Equity	$35,389,339	$2,041,861	$1,223,763	$5,000,512		$43,655,475

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements

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STAFFING 360 SOLUTIONS, INC.

Pro Forma Consolidated Statements of Operations

(Unaudited)

	Staffing 360 Solutions, Inc.	PeopleSERVE, Inc.	PeopleSERVE PRS, Inc.
	(Year Ended May 31, 2013)	(Year Ended December 28, 2013)	(Year Ended December 28, 2013)	Pro Forma Adjustments	Note Reference	Pro forma Consolidated

Revenue	$647,731	$10,458,940	$5,821,288	1,140,238	(13)	$15,627,213
				160,508	(14)
Cost of Goods Sold	448,507	8,462,151	5,635,251	(1,140,238)	(13)	13,245,163
				(160,508)	(14)
Gross Profit	199,224	1,996,789	186,037	-		2,382,050

Expenses
Selling, general and administrative	2,156,795	601,382	10,354	$198,782	(5)	3,12,313
				175,000	(6)
Director and related party consulting fees	476,129	-	-	-		476,129
Total operating expenses	2,632,924	601,382	10,354	373,782		3,618,442

Income (loss) from operations	(2,433,700)	1,395,407	175,683	(373,782)		(1,236,392)

Other Income (Expense)
Interest income	-	166	-	-		166
Interest expense	(1,010,629)	(166)	(269)	(142,425)	(4)	(1,278,846)
				(125,357)	(7)
Amortization of deferred financing	-	-	-	(185,553)	(4)	(185,553)
Amortization of debt discount	-	-	-	(427,275)	(4)	(427,275)
Interest expense - related party	(853)	-	-	-		(853)
Gain on settlement of debt	40,000	-	-	-		40,000
Other income	-	24,794	-	-		24,794
Income (loss) before provision for income tax	(3,405,182)	1,420,201	175,414	(1,254,392)		(3,063,959)

Income tax expense	-	(43,599)	(1,430)	45,029	(8)	-
Net income (loss), including non-controlling interest	(3,405,182)	1,376,602	173,984	(1,209,363)		(3,063,959)
Income attributable to non-controlling interest	-	-	88,732	-		88,732
Net income (loss)	$(3,405,182)	$1,376,602	$85,252	$(1,209,363)		$(3,152,691)

Net loss per share (basic and diluted)	$(0.43)					$(0.34)
Weighted average shares outstanding	7,835,453			1,412,215		9,247,668

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements

4

STAFFING 360 SOLUTIONS, INC.

Pro Forma Consolidated Statements of Operations

(Unaudited)

	Staffing 360 Solutions, Inc.	PeopleServe, Inc.	PeopleServe, Inc.	PeopleServe, Inc.	PeopleServe PRS, Inc.	PeopleServe PRS, Inc.	PeopleServe PRS, Inc.
	(Nine Months Ended February 28, 2014)	(Twelve Months Ended April 26, 2014)	(Three Months Ended July 27, 2013)	(Nine Months Ended April 26, 2014)	(Twelve Months Ended April 26, 2014)	(Three Months Ended July 27, 2013)	(Nine Months Ended April 26, 2014)	Pro Forma Adjustments	Note Reference	Pro forma Consolidated

Revenue	$20,215,781	$11,780,443	$2,611,616	$9,168,827	$5,431,955	$1,457,583	$3,974,372	805,198	(15)	$32,491,874
								61,908	(16)
Cost of Goods Sold	15,689,615	9,510,200	2,130,753	7,379,447	5,260,340	1,418,660	3,841,680	(805,198)	(15)	26,043,636
								(61,908)	(16)
Gross Profit	4,526,166	2,270,243	480,863	1,789,380	171,615	38,923	132,692	-		6,448,238

Expenses
Selling, general and administrative	6,853,883	675,065	119,679	555,386	7,714	500	7,214	149,086	(9)	7,565,569
Director and related party consulting fees	370,000	-	-	-	-	-	-	-		370,000
Total operating expenses	7,223,883	675,065	119,679	555,386	7,714	500	7,214	149,086		7,935,569

Income (loss) from operations	(2,697,717)	1,595,178	361,184	1,233,994	163,901	38,423	125,478	-		(1,465,074)

Other Income (Expense)
Interest income	-	81	6	75	-	-	-	-		75
Interest expense	(229,491)	(92)		(92)	(143)	(103)	(40)	(59,662)	(10)	(289,285)
Amortization of deferred financing	(239,303)	-	-	-	-	-	-	-		(239,303)
Amortization of beneficial conversion feature	(90,176)	-	-	-	-	-	-	-		(90,176)
Amortization of deferred financing	(358,077)	-	-	-	-	-	-	-		(358,077)
Other income (expense)	-	24,794	-	24,794	(10,031)	-	(10,031)	-		14,763
Income (loss) before provision for income tax	(3,614,764)	1,619,961	361,190	1,258,771	153,727	38,320	115,407	(208,748)		(2,449,334)

Income tax expense	-	(43,648)	(1,300)	(42,348)	(456)	(864)	408	41,940	(11)	-
Net income (loss), including non-controlling interest	(3,614,764)	1,576,313	359,890	1,216,423	153,271	37,456	115,815	(166,808)		(2,449,334)
Income attributable to non-controlling interest	-	-	-	-	-	-	59,066	-		59,066
Net income (loss)	$(3,614,764)	$1,576,313	$359,890	$1,216,423	$153,271	$37,456	$56,749	-		$(2,508,400)

Other comprehensive loss
Foreign exchange translation	(17,575)	-	-	-	-	-		-		(17,575)
Comprehensive loss	$(3,632,339)	$1,576,313	$359,890	$1,216,423	$153,271	$37,456	$56,749	-		$(2,525,975)

Net loss per share (basic and diluted)	$(0.23)									$(0.15)
Weighted average shares outstanding	15,805,916							1,412,215		17,218,131

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements

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Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

The resultant Intangible asset from the acquisition of PSI and PRS includes client relationships and employment agreements. The preliminary valuation and classification are subject to change pending an appraisal of the acquisition of each entity. The accompanying unaudited consolidated statements of operations for the year ended May 31, 2013 reflects the amortization of this Intangible asset as if the acquisition had occurred at the inception of the period, and the expense of the intangible asset had been in effect for the entire period. The Intangible asset is being amortized over the estimated useful life of the asset of four (4) years. The resultant Goodwill from the acquisition of PSI and PRS has been deemed assets in excess of cost. Concurrent with this transaction, the Company raised approximately $2.7 million from the issuance of convertible bonds.

Entry (1):

Cash	$2,662,947
Deferred Financing Fees	185,553
Debt Discount	427,275
Convertible Bonds		$2,848,500
Common Stock (Staffing)		3
Additional Paid in Capital (Staffing)		427,272
	$3,275,775	$3,275,775

To reflect the raise of funds from the issuance of convertible bonds.

Entry (2):

Goodwill	$5,374,798
Intangible Assets	795,126
Common Stock (PSI & PRS)	1,100
Additional Paid in Capital (PSI & PRS)	120,744
Retained Earnings (PSI & PRS)	1,881,091
Cash		$3,892,751
Note Payable		2,367,466
Common Stock		11
Additional Paid in Capital		1,691,037
Non-controlling interest		221,594
	$8,172,859	$8,172,859

To reflect the purchase of PSI and PRS, the elimination of PSI and PRS’s equity accounts and record the Non-controlling interest in PRS.

Entry (3):

Due to Affiliate	$26,766
Due From Affiliate		$26,766
	$26,766	$26,766

To reflect the elimination of intercompany accounts between PSI and PRS.

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Entry (4):

Interest Expense	$142,425
Amortization of Deferred Financing Costs	185,553
Amortization of Debt Discount	427,275
Accrued Interest Expense		$142,425
Deferred Financing Costs		185,553
Debt Discount		427,275
	$755,253	$755,253

To reflect the interest expense, amortization of the Deferred Financing Fees and amortization of the Debt Discount associated with the Convertible Bonds.

Entry (5):

Amortization of Intangible Assets:	$198,782
Accumulated Amortization		$198,782
	$198,782	$198,782

To reflect the amortization of Intangible Assets for the 12 month period.

Entry (6):

General and Administrative Expense	$175,000
Accrued Expense		$175,000
	$175,000	$175,000

To reflect the estimated professional fees incurred by the Company in the acquisition of PSI and PRS.

Entry (7):

Interest Expense	$125,357
Accrued Interest Expense		$125,357
	$125,357	$125,357

To reflect the interest expense on the note due to the seller of PSI and PRS for the 12 month period.

Entry (8):

Cash	$45,029
Income Tax Expense		$45,029
	$45,029	$45,029

To reflect the tax effect of the consolidation of PSI and PRS’s operations for the 12 month period.

Entry (9):

Amortization of Intangible Assets:	$149,086
Accumulated Amortization		$149,086
	$149,086	$149,086

To reflect the amortization of Intangible Assets for the 9 month period.

7

Entry (10):

Interest Expense	$59,662
Accrued Interest Expense		$59,662
	$59,662	$59,662

To reflect the interest expense on the note due to the seller of PSI and PRS for the 9 month period.

Entry (11):

Cash	$41,940
Income Tax Expense		$41,940
	$41,940	$41,940

To reflect the tax effect of the consolidation of PSI and PRS’s operations for the 9 month period.

Entry (12):

Accounts Payable	$98,395
Accounts Receivable		$98,395
	$98,395	$98,395

To eliminate intercompany Accounts Receivable of PSI and Accounts Payable for PRS.

Entry (13):

Revenue	$1,140,238
Cost of goods sold		$1,140,238
	$1,140,238	$1,140,238

To eliminate intercompany Sales of PSI and Cost of Sales of PRS for the 12 month period.

Entry (14):

Revenue	$160,508
Cost of goods sold		$160,508
	$160,508	$160,508

To eliminate intercompany Sales of PRS and Cost of Sales of PSI for the 12 month period.

Entry (15):

Revenue	$805,198
Cost of goods sold		$805,198
	$805,198	$805,198

To eliminate intercompany Sales of PSI and Cost of Sales of PRS for the 9 month period.

Entry (16):

Revenue	$61,908
Cost of goods sold		$61,908
	$61,908	$61,908

To eliminate intercompany Sales of PRS and Cost of Sales of PSI for the 9 month period.

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